Cohen & Steers, Inc.
280 Park Avenue
New York, NY 10017-1216
Tel (212) 832-3232

Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS SECOND QUARTER
2012 RESULTS

NEW YORK, NY, July 18, 2012—Cohen & Steers, Inc. (NYSE: CNS) reported income attributable to common shareholders of $16.1 million, or $0.36 per diluted share and $0.37 per basic share, for the quarter ended June 30, 2012, compared with income attributable to common shareholders of $15.7 million, or $0.36 per share (diluted and basic), for the quarter ended June 30, 2011. Total revenue for the second quarter of 2012 was $67.4 million, an increase of 9.7% from $61.5 million for the second quarter of 2011.
For the six months ended June 30, 2012, the company recorded income attributable to common shareholders of $34.1 million, or $0.77 per diluted share and $0.78 per basic share, compared with income attributable to common shareholders of $28.7 million, or $0.65 per diluted share and $0.66 per basic share, for the six months ended June 30, 2011.
Assets Under Management
Assets under management were $44.4 billion as of June 30, 2012, a decrease of 1.1% from $44.9 billion at March 31, 2012 and an increase of 0.2% from $44.3 billion at June 30, 2011. The decrease from March 31, 2012 was due to net outflows of $1.2 billion, partially offset by market appreciation of $697 million. The increase from June 30, 2011 was due to market appreciation of $1.2 billion, offset by net outflows of $1.2 billion. Average assets under management were $43.6 billion for the quarter ended June 30, 2012, an increase of 1.5% from $43.0 billion for the quarter ended March 31, 2012 and an increase of 6.6% from $40.9 billion for the quarter ended June 30, 2011.
Assets under management for institutional accounts were $25.6 billion as of June 30, 2012, a decrease of 3.8% from $26.6 billion at March 31, 2012 and a decrease of 6.2% from $27.3 billion at June 30, 2011. The decrease from March 31, 2012 was due to net outflows of $1.5 billion, primarily from global/international real estate strategies associated with subadvisory relationships, partially offset by market appreciation of $480 million. The decrease from June 30, 2011 was due to net outflows of $2.6 billion, primarily from global/international real estate strategies associated with subadvisory relationships, partially offset by market appreciation of $895 million. Average assets under management for institutional accounts were $25.5 billion for the quarter ended June 30, 2012, a decrease of 1.5% from $25.9 billion for the quarter ended March 31, 2012 and an increase of 5.0% from $24.3 billion for the quarter ended June 30, 2011.
Assets under management for open-end mutual funds were $12.1 billion as of June 30, 2012, an increase of 4.5% from $11.6 billion at March 31, 2012 and an increase of 18.6% from $10.2 billion at June 30, 2011. The increase from March 31, 2012 was due to net inflows of $293 million and market appreciation of $233 million. The increase from June 30, 2011 was due to net inflows of $1.5 billion and market appreciation of $423 million. Average assets under management for open-end mutual funds were $11.5 billion for the quarter ended June 30, 2012, an increase of 9.2% from $10.6 billion for the quarter ended March 31, 2012 and an increase of 17.5% from $9.8 billion for the quarter ended June 30, 2011.
Assets under management for closed-end mutual funds were $6.7 billion as of June 30, 2012, a decrease of 0.2% from $6.7 billion at March 31, 2012 and a decrease of 1.9% from $6.8 billion at June 30, 2011. Average assets under management for closed-end mutual funds were $6.6 billion for the quarter ended June 30, 2012, an increase of 0.8% from $6.6 billion for the quarter ended March 31, 2012 and a decrease of 3.1% from $6.8 billion for the quarter ended June 30, 2011.
Financial Highlights (Unaudited)

	Three Months Ended
	(in thousands, except per share data or as noted)
	June 30, 2012	March 31, 2012	June 30, 2011
Revenue	$67,432	$63,730	$61,459
Expenses	$41,368	$38,334	$38,564
Operating income	$26,064	$25,396	$22,895
Operating margin	38.7%	39.8%	37.3%
Total non-operating (loss) income	$(1,992)	$3,017	$1,306
Net income attributable to common shareholders	$16,079	$18,054	$15,679
Diluted earnings per share attributable to common shareholders	$0.36	$0.41	$0.36
Assets under management, end of period (in millions)	$44,391	$44,890	$44,314
Average assets under management for period (in millions)	$43,647	$43,008	$40,933
Total revenue for the second quarter of 2012 was $67.4 million, an increase of 5.8% from $63.7 million for the first quarter of 2012, primarily due to higher average assets under management. Operating expenses for the second quarter of 2012 were $41.4 million, an increase of 7.9% from $38.3 million for the first quarter of 2012, primarily due to an increase in employee compensation and benefits and general and administrative expenses. Operating income was $26.1 million for the three months ended June 30, 2012, compared with operating income of $25.4 million for the three months ended March 31, 2012. The company's operating margin decreased to 38.7% for the second quarter of 2012 compared with 39.8% for the three months ended March 31, 2012, primarily due to an increase in the G&A to revenue ratio. Non-operating loss was $2.0 million for the three months ended June 30, 2012, compared with non-operating income of $3.0 million for the three months ended March 31, 2012, primarily due to losses from the company's seed investments.
Balance Sheet Information
As of June 30, 2012, cash, cash equivalents and investments were $199 million. As of June 30, 2012, stockholders' equity was $254 million and the company had no long-term or short-term debt.
Conference Call Information
Cohen & Steers will host a conference call tomorrow, July 19, 2012 at 11:00 a.m. (ET) to discuss the company's second quarter results. Investors and analysts can access the live conference call by dialing (800) 769-9015 (U.S.) or (212) 231-2914 (international); passcode: 21599404. Participants should plan to register at least 10 minutes before the conference call begins.
A replay of the call will be available for two weeks starting at approximately 1:00 p.m. (ET) on July 19, 2012 and can be accessed at (800) 633-8284 (U.S.) or (402) 977-9140 (international); passcode: 21599404. Internet access to the webcast, which includes audio (listen-only), will be available on the company's website at www.cohenandsteers.com under "Corporate Info." The webcast will be archived on the website for two weeks.
About Cohen & Steers
Founded in 1986, Cohen & Steers is a leading global investment management firm focused on global real estate securities, global listed infrastructure, real assets, large cap value stocks, and preferred securities. The company also manages alternative investment strategies such as hedged real estate securities portfolios and private real estate multimanager strategies for qualified investors. Headquartered in New York City, with offices in London, Brussels, Hong Kong, Tokyo and Seattle, Cohen & Steers serves institutional and individual investors through a broad range of investment vehicles.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which reflect the company's current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties.
Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The company believes that these factors include, but are not limited to, those described in the "Risk Factors" section of the company's Annual Report on Form 10-K for the year ended December 31, 2011, which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2012	March 31, 2012	June 30, 2011	March 31, 2012	June 30, 2011
Revenue
Investment advisory and administration fees	$59,687	$58,155	$57,469
Distribution and service fees	2,747	2,501	2,586
Portfolio consulting and other	4,998	3,074	1,404
Total revenue	67,432	63,730	61,459	5.8%	9.7%
Expenses
Employee compensation and benefits	22,927	21,668	21,818
Distribution and service fees	6,535	6,237	6,150
General and administrative	9,923	8,537	8,886
Depreciation and amortization	1,438	1,396	1,295
Amortization, deferred commissions	545	496	415
Total expenses	41,368	38,334	38,564	7.9%	7.3%
Operating income	26,064	25,396	22,895	2.6%	13.8%
Non-operating income
Interest and dividend income - net	669	621	355
(Loss) gain from trading securities - net	(2,469)	1,721	(99)
(Loss) gain from available-for-sale securities - net	(84)	687	232
Equity in (losses) earnings of affiliates	(129)	772	627
Other	21	(784)	191
Total non-operating (loss) income	(1,992)	3,017	1,306	*	*
Income before provision for income taxes	24,072	28,413	24,201	(15.3%)	(0.5%)
Provision for income taxes	9,045	10,155	8,442
Net income	15,027	18,258	15,759	(17.7%)	(4.6%)
Less: Net loss (income) attributable to redeemable noncontrolling interest	1,052	(204)	(80)
Net income attributable to common shareholders	$16,079	$18,054	$15,679	(10.9%)	2.6%

Earnings per share attributable to common shareholders
Basic	$0.37	$0.41	$0.36	(11.4%)	1.2%
Diluted	$0.36	$0.41	$0.36	(11.0%)	1.3%
Weighted average shares outstanding
Basic	43,808	43,601	43,220
Diluted	44,393	44,386	43,840

* Not meaningful

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
For the Periods Ended
(in thousands, except per share data)

	Six Months Ended		% Change
	June 30, 2012	June 30, 2011	June 30, 2011
Revenue
Investment advisory and administration fees	$117,842	$108,521
Distribution and service fees	5,248	5,001
Portfolio consulting and other	8,072	2,692
Total revenue	131,162	116,214	12.9%
Expenses
Employee compensation and benefits	44,595	41,804
Distribution and service fees	12,772	11,904
General and administrative	18,460	17,459
Depreciation and amortization	2,834	2,481
Amortization, deferred commissions	1,041	758
Total expenses	79,702	74,406	7.1%
Operating income	51,460	41,808	23.1%
Non-operating income
Interest and dividend income - net	1,290	539
Loss from trading securities - net	(748)	(477)
Gain from available-for-sale securities - net	603	590
Equity in earnings of affiliates	643	613
Other	(763)	1,016
Total non-operating income	1,025	2,281	(55.1%)
Income before provision for income taxes	52,485	44,089	19.0%
Provision for income taxes	19,200	15,428
Net income	33,285	28,661	16.1%
Less: Net loss (income) attributable to redeemable noncontrolling interest	848	(7)
Net income attributable to common shareholders	$34,133	$28,654	19.1%

Earnings per share attributable to common shareholders
Basic	$0.78	$0.66	17.6%
Diluted	$0.77	$0.65	17.6%
Weighted average shares outstanding
Basic	43,705	43,136
Diluted	44,390	43,811

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2012	March 31, 2012	June 30, 2011	March 31, 2012	June 30, 2011
Institutional Accounts
Assets under management, beginning of period	$26,608	$25,380	$21,931
Inflows	296	1,070	4,997
Outflows	(1,785)	(2,433)	(430)
Net (outflows) inflows	(1,489)	(1,363)	4,567
Market appreciation	480	2,591	794
Total (decrease) increase	(1,009)	1,228	5,361
Assets under management, end of period	$25,599	$26,608	$27,292	(3.8%)	(6.2%)
Average assets under management for period	$25,496	$25,884	$24,293	(1.5%)	5.0%

Open-End Mutual Funds
Assets under management, beginning of period	$11,588	$9,619	$9,390
Inflows	1,077	1,682	1,175
Outflows	(784)	(744)	(642)
Net inflows	293	938	533
Market appreciation	233	1,031	290
Total increase	526	1,969	823
Assets under management, end of period	$12,114	$11,588	$10,213	4.5%	18.6%
Average assets under management for period	$11,543	$10,567	$9,822	9.2%	17.5%

Closed-End Mutual Funds
Assets under management, beginning of period	$6,694	$6,285	$6,709
Inflows	—	—	24
Outflows	—	—	—
Net inflows	—	—	24
Market (depreciation) appreciation	(16)	409	76
Total (decrease) increase	(16)	409	100
Assets under management, end of period	$6,678	$6,694	$6,809	(0.2%)	(1.9%)
Average assets under management for period	$6,608	$6,557	$6,818	0.8%	(3.1%)

Total
Assets under management, beginning of period	$44,890	$41,284	$38,030
Inflows	1,373	2,752	6,196
Outflows	(2,569)	(3,177)	(1,072)
Net (outflows) inflows	(1,196)	(425)	5,124
Market appreciation	697	4,031	1,160
Total (decrease) increase	(499)	3,606	6,284
Assets under management, end of period	$44,391	$44,890	$44,314	(1.1%)	0.2%
Average assets under management for period	$43,647	$43,008	$40,933	1.5%	6.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Vehicle
For the Periods Ended
(in millions)
	Six Months Ended		% Change
	June 30, 2012	June 30, 2011	June 30, 2011
Institutional Accounts
Assets under management, beginning of period	$25,380	$19,625
Inflows	1,366	6,526
Outflows	(4,218)	(751)
Net (outflows) inflows	(2,852)	5,775
Market appreciation	3,071	1,892
Total increase	219	7,667
Assets under management, end of period	$25,599	$27,292	(6.2%)
Average assets under management for period	$25,690	$22,482	14.3%

Open-End Mutual Funds
Assets under management, beginning of period	$9,619	$8,484
Inflows	2,759	2,322
Outflows	(1,528)	(1,282)
Net inflows	1,231	1,040
Market appreciation	1,264	689
Total increase	2,495	1,729
Assets under management, end of period	$12,114	$10,213	18.6%
Average assets under management for period	$11,055	$9,313	18.7%

Closed-End Mutual Funds
Assets under management, beginning of period	$6,285	$6,353
Inflows	—	153
Outflows	—	—
Net inflows	—	153
Market appreciation	393	303
Total increase	393	456
Assets under management, end of period	$6,678	$6,809	(1.9%)
Average assets under management for period	$6,583	$6,715	(2.0%)

Total
Assets under management, beginning of period	$41,284	$34,462
Inflows	4,125	9,001
Outflows	(5,746)	(2,033)
Net (outflows) inflows	(1,621)	6,968
Market appreciation	4,728	2,884
Total increase	3,107	9,852
Assets under management, end of period	$44,391	$44,314	0.2%
Average assets under management for period	$43,328	$38,510	12.5%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2012	March 31, 2012	June 30, 2011	March 31, 2012	June 30, 2011
Subadvisory
Assets under management, beginning of period	$19,605	$19,073	$15,224
Inflows	191	365	4,628
Outflows	(1,540)	(1,735)	(278)
Net (outflows) inflows	(1,349)	(1,370)	4,350
Market appreciation	383	1,902	558
Total (decrease) increase	(966)	532	4,908
Assets under management, end of period	$18,639	$19,605	$20,132	(4.9%)	(7.4%)
Average assets under management for period	$18,705	$19,476	$17,102	(4.0%)	9.4%

Advisory
Assets under management, beginning of period	$7,003	$6,307	$6,707
Inflows	105	705	369
Outflows	(245)	(698)	(152)
Net (outflows) inflows	(140)	7	217
Market appreciation	97	689	236
Total (decrease) increase	(43)	696	453
Assets under management, end of period	$6,960	$7,003	$7,160	(0.6%)	(2.8%)
Average assets under management for period	$6,791	$6,408	$7,191	6.0%	(5.6%)

Total Institutional Accounts
Assets under management, beginning of period	$26,608	$25,380	$21,931
Inflows	296	1,070	4,997
Outflows	(1,785)	(2,433)	(430)
Net (outflows) inflows	(1,489)	(1,363)	4,567
Market appreciation	480	2,591	794
Total (decrease) increase	(1,009)	1,228	5,361
Assets under management, end of period	$25,599	$26,608	$27,292	(3.8%)	(6.2%)
Average assets under management for period	$25,496	$25,884	$24,293	(1.5%)	5.0%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts (Unaudited)
By Investment Relationship
For the Periods Ended
(in millions)
	Six Months Ended		% Change
	June 30, 2012	June 30, 2011	June 30, 2011
Subadvisory
Assets under management, beginning of period	$19,073	$13,334
Inflows	556	5,951
Outflows	(3,275)	(484)
Net (outflows) inflows	(2,719)	5,467
Market appreciation	2,285	1,331
Total (decrease) increase	(434)	6,798
Assets under management, end of period	$18,639	$20,132	(7.4%)
Average assets under management for period	$19,091	$15,615	22.3%

Advisory
Assets under management, beginning of period	$6,307	$6,291
Inflows	810	575
Outflows	(943)	(267)
Net (outflows) inflows	(133)	308
Market appreciation	786	561
Total increase	653	869
Assets under management, end of period	$6,960	$7,160	(2.8%)
Average assets under management for period	$6,599	$6,867	(3.9%)

Total Institutional Accounts
Assets under management, beginning of period	$25,380	$19,625
Inflows	1,366	6,526
Outflows	(4,218)	(751)
Net (outflows) inflows	(2,852)	5,775
Market appreciation	3,071	1,892
Total increase	219	7,667
Assets under management, end of period	$25,599	$27,292	(6.2%)
Average assets under management for period	$25,690	$22,482	14.3%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2012	March 31, 2012	June 30, 2011	March 31, 2012	June 30, 2011
U.S. Real Estate
Assets under management, beginning of period	$21,571	$18,505	$12,033
Inflows	659	1,690	4,364
Outflows	(685)	(488)	(317)
Net (outflows) inflows	(26)	1,202	4,047
Market appreciation	633	1,864	465
Total increase	607	3,066	4,512
Assets under management, end of period	$22,178	$21,571	$16,545	2.8%	34.0%
Average assets under management for period	$21,701	$19,853	$14,214	9.3%	52.7%

Global/International Real Estate
Assets under management, beginning of period	$13,239	$13,409	$16,732
Inflows	290	701	1,165
Outflows	(1,207)	(2,266)	(532)
Net (outflows) inflows	(917)	(1,565)	633
Market appreciation	210	1,395	608
Total (decrease) increase	(707)	(170)	1,241
Assets under management, end of period	$12,532	$13,239	$17,973	(5.3%)	(30.3%)
Average assets under management for period	$12,326	$13,367	$17,201	(7.8%)	(28.3%)

Large Cap Value Stocks
Assets under management, beginning of period	$3,983	$3,876	$3,898
Inflows	110	10	308
Outflows	(580)	(355)	(153)
Net (outflows) inflows	(470)	(345)	155
Market (depreciation) appreciation	(124)	452	20
Total (decrease) increase	(594)	107	175
Assets under management, end of period	$3,389	$3,983	$4,073	(14.9%)	(16.8%)
Average assets under management for period	$3,486	$3,920	$3,977	(11.1%)	(12.3%)

Global Infrastructure
Assets under management, beginning of period	$3,160	$3,010	$3,125
Inflows	22	22	86
Outflows	(30)	(17)	(8)
Net (outflows) inflows	(8)	5	78
Market (depreciation) appreciation	(30)	145	57
Total (decrease) increase	(38)	150	135
Assets under management, end of period	$3,122	$3,160	$3,260	(1.2%)	(4.2%)
Average assets under management for period	$3,141	$3,121	$3,188	0.6%	(1.5%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Three Months Ended			% Change From
	June 30, 2012	March 31, 2012	June 30, 2011	March 31, 2012	June 30, 2011
Preferred Securities
Assets under management, beginning of period	$2,344	$1,964	$1,548
Inflows	237	293	273
Outflows	(67)	(51)	(62)
Net inflows	170	242	211
Market appreciation	34	138	16
Total increase	204	380	227
Assets under management, end of period	$2,548	$2,344	$1,775	8.7%	43.5%
Average assets under management for period	$2,396	$2,174	$1,657	10.2%	44.6%

Other
Assets under management, beginning of period	$593	$520	$694
Inflows	55	36	—
Outflows	—	—	—
Net inflows	55	36	—
Market (depreciation) appreciation	(26)	37	(6)
Total increase (decrease)	29	73	(6)
Assets under management, end of period	$622	$593	$688	4.9%	(9.6%)
Average assets under management for period	$597	$573	$696	4.2%	(14.2%)

Total
Assets under management, beginning of period	$44,890	$41,284	$38,030
Inflows	1,373	2,752	6,196
Outflows	(2,569)	(3,177)	(1,072)
Net (outflows) inflows	(1,196)	(425)	5,124
Market appreciation	697	4,031	1,160
Total (decrease) increase	(499)	3,606	6,284
Assets under management, end of period	$44,391	$44,890	$44,314	(1.1%)	0.2%
Average assets under management for period	$43,647	$43,008	$40,933	1.5%	6.6%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy
For the Periods Ended
(in millions)
	Six Months Ended		% Change
	June 30, 2012	June 30, 2011	June 30, 2011
U.S. Real Estate
Assets under management, beginning of period	$18,505	$10,506
Inflows	2,349	5,716
Outflows	(1,173)	(821)
Net inflows	1,176	4,895
Market appreciation	2,497	1,144
Total increase	3,673	6,039
Assets under management, end of period	$22,178	$16,545	34.0%
Average assets under management for period	$20,777	$12,727	63.3%

Global/International Real Estate
Assets under management, beginning of period	$13,409	$15,438
Inflows	991	2,237
Outflows	(3,473)	(986)
Net (outflows) inflows	(2,482)	1,251
Market appreciation	1,605	1,284
Total (decrease) increase	(877)	2,535
Assets under management, end of period	$12,532	$17,973	(30.3%)
Average assets under management for period	$12,847	$16,551	(22.4%)

Large Cap Value Stocks
Assets under management, beginning of period	$3,876	$3,673
Inflows	120	421
Outflows	(935)	(235)
Net (outflows) inflows	(815)	186
Market appreciation	328	214
Total (decrease) increase	(487)	400
Assets under management, end of period	$3,389	$4,073	(16.8%)
Average assets under management for period	$3,703	$3,892	(4.9%)

Global Infrastructure
Assets under management, beginning of period	$3,010	$2,870
Inflows	44	260
Outflows	(47)	(25)
Net (outflows) inflows	(3)	235
Market appreciation	115	155
Total increase	112	390
Assets under management, end of period	$3,122	$3,260	(4.2%)
Average assets under management for period	$3,131	$3,085	1.5%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management (Unaudited)
By Investment Strategy - continued
For the Periods Ended
(in millions)
	Six Months Ended		% Change
	June 30, 2012	June 30, 2011	June 30, 2011
Preferred Securities
Assets under management, beginning of period	$1,964	$1,292
Inflows	530	489
Outflows	(118)	(75)
Net inflows	412	414
Market appreciation	172	69
Total increase	584	483
Assets under management, end of period	$2,548	$1,775	43.5%
Average assets under management for period	$2,285	$1,560	46.5%

Other
Assets under management, beginning of period	$520	$683
Inflows	91	10
Outflows	—	(23)
Net inflows (outflows)	91	(13)
Market appreciation	11	18
Total increase	102	5
Assets under management, end of period	$622	$688	(9.6%)
Average assets under management for period	$585	$695	(15.8%)

Total
Assets under management, beginning of period	$41,284	$34,462
Inflows	4,125	9,133
Outflows	(5,746)	(2,165)
Net (outflows) inflows	(1,621)	6,968
Market appreciation	4,728	2,884
Total increase	3,107	9,852
Assets under management, end of period	$44,391	$44,314	0.2%
Average assets under management for period	$43,328	$38,510	12.5%

Cohen & Steers, Inc. and Subsidiaries
Assets Under Advisement (Unaudited)
(in millions)
	As of
	June 30, 2012	March 31, 2012	June 30, 2011

Model-Based Strategies	$7,290	$5,245	$571

Exchange Traded Funds	$3,001	$2,835	$2,748

Unit Investment Trusts	$1,203	$1,217	$1,418

Total	$11,494	$9,297	$4,737

Note: Assets under advisement are defined as assets for which the company does not provide active management.